UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 19, 2007
Date of Report (Date of earliest event reported)

BALSAM VENTURES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-32011	52-2219056
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1480 Gulf Road, Suite 204
Point Roberts, WA		98281
(Address of principal executive offices)		(Zip Code)

(360) 306-0230

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

______ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

______ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

______ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

______ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 19, 2007, Balsam Ventures, Inc. (the “Company”) entered into a loan agreement (the “Loan Agreement”) with Black Pointe Holdings Inc. (“Black Pointe”), pursuant to which the Company borrowed $60,000 from Black Pointe. The loan to the Company extends for a period of one year, matures on April 19, 2008, and accrues interest at a rate of 8% per annum. The loan is unsecured.

A copy of the Loan Agreement and the promissory note evidencing the loan agreement are filed as exhibits to this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit
Number	Description of Exhibit

10.1	Loan Agreement between Balsam Ventures, Inc. and Black Pointe Holdings Inc. dated as of April 19, 2007

10.2	Promissory Note executed by Balsam Ventures, Inc. dated as of April 19, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALSAM VENTURES, INC.

	By:	/s/ John Boschert
Date:April 20, 2007
JOHN BOSCHERT
Chief Executive Officer, Chief Financial Officer
President, Secretary and Treasurer
and Director